Exhibit 99.1

FIRST HORIZON NATIONAL CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Year Ended December 31, 2007
	First Horizon
	National		Pro Forma
	Corporation	Pro Forma	Financial
	Historical	Adjustments (a)	Statement
(Dollars in thousands except per share data)/(Unaudited)
Interest income:
Interest and fees on loans	$1,621,881	$-	$1,621,881
Interest on investment securities	188,733	-	188,733
Interest on loans held for sale	253,587	(168,820)	84,767
Interest on trading securities	174,188	(38,578)	135,610
Interest on other earning assets	67,570	(1,253)	66,317
Total interest income	2,305,959	(208,651)	2,097,308
Interest expense:
Interest on deposits:
Savings	115,954	-	115,954
Time deposits	136,571	-	136,571
Other interest-bearing deposits	25,852	-	25,852
Certificates of deposit $100,000 and more	369,313	-	369,313
Interest on trading liabilities	51,516	-	51,516
Interest on short-term borrowings	294,074	(156,389)	137,685
Interest on long-term debt	372,037	-	372,037
Total interest expense	1,365,317	(156,389)	1,208,928
Net interest income	940,642	(52,262)	888,380
Provision for loan losses	272,765	-	272,765
Net interest income after provision for loan losses	667,877	(52,262)	615,615
Noninterest income:
Capital markets	334,371	-	334,371
Deposit transactions and cash management	175,271	-	175,271
Mortgage banking	69,454	(83,652)	(14,198)
Trust services and investment management	40,335	-	40,335
Insurance commissions	31,739	-	31,739
Revenue from loan sales and securitizations	23,881	-	23,881
Equity securities losses, net	(7,475)	-	(7,475)
Debt securities gains, net	6,292	-	6,292
Gains on divestitures	15,695	-	15,695
All other income and commissions	170,386	(18,030)	152,356
Total noninterest income	859,949	(101,682)	758,267
Adjusted gross income after provision for loan losses	1,527,826	(153,944)	1,373,882
Noninterest expense:
Employee compensation, incentives and benefits	968,122	(154,539)	813,583
Occupancy	131,173	(39,815)	91,358
Equipment rentals, depreciation and maintenance	72,926	(16,921)	56,005
Operations services	74,200	(7,272)	66,928
Communications and courier	43,909	(9,222)	34,687
Amortization of intangible assets	10,959	(2,627)	8,332
Goodwill impairment	84,084	(62,742)	21,342
All other expense	458,060	(53,968)	404,092
Total noninterest expense	1,843,433	(347,106)	1,496,327
Loss before income taxes	(315,607)	193,162	(122,445)
Benefit for income taxes	(140,731)	74,367	(66,364)
Loss from continuing operations	(174,876)	118,795	(56,081)
Income from discontinued operations, net of tax	4,765	-	4,765
Net loss	$(170,111)	$118,795	$(51,316)
Loss per common share from continuing operations	$(1.39)		$(0.45)
Earnings per common share from discontinued operations, net of tax	.04		.04
Loss per common share	$(1.35)		$(0.41)
Diluted loss per common share from continuing operations	$(1.39)		$(0.45)
Diluted earnings per common share from discontinued operations,
net of tax	.04		.04
Diluted loss per common share	$(1.35)		$(0.41)
Weighted average common shares	125,843		125,843
Diluted average common shares	125,843		125,843

See Endnotes.

FIRST HORIZON NATIONAL CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Six Months Ended June 30, 2008
	First Horizon
	National		Pro Forma
	Corporation	Pro Forma	Financial
	Historical	Adjustments (a)	Statement
(Dollars in thousands except per share data)/(Unaudited)
Interest income:
Interest and fees on loans	$617,095	$-	$617,095
Interest on investment securities	79,947	-	79,947
Interest on loans held for sale	112,655	(83,987)	28,668
Interest on trading securities	66,078	(17,303)	48,775
Interest on other earning assets	16,153	(318)	15,835
Total interest income	891,928	(101,608)	790,320
Interest expense:
Interest on deposits:
Savings	44,250	-	44,250
Time deposits	57,042	-	57,042
Other interest-bearing deposits	9,462	-	9,462
Certificates of deposit $100,000 and more	48,429	-	48,429
Interest on trading liabilities	19,015	-	19,015
Interest on short-term borrowings	119,474	(58,358)	61,116
Interest on long-term debt	127,269	-	127,269
Total interest expense	424,941	(58,358)	366,583
Net interest income	466,987	(43,250)	423,737
Provision for loan losses	460,000	-	460,000
Net interest income/(loss) after provision for loan losses	6,987	(43,250)	(36,263)
Noninterest income:
Capital markets	253,795	-	253,795
Deposit transactions and cash management	89,350	-	89,350
Mortgage banking	331,130	(232,268)	98,862
Trust services and investment management	17,992	-	17,992
Insurance commissions	14,966	-	14,966
Revenue from loan sales and securitizations	(11,081)	-	(11,081)
Equity securities gains, net	64,043	-	64,043
Debt securities gains, net	931	-	931
Gains on divestitures	(1,424)	-	(1,424)
All other income and commissions	88,420	(13,102)	75,318
Total noninterest income	848,122	(245,370)	602,752
Adjusted gross income after provision for loan losses	855,109	(288,620)	566,489
Noninterest expense:
Employee compensation, incentives and benefits	564,548	(149,924)	414,624
Occupancy	58,609	(19,646)	38,963
Equipment rentals, depreciation and maintenance	33,279	(7,247)	26,032
Operations services	38,088	(3,826)	34,262
Communications and courier	22,481	(6,813)	15,668
Amortization of intangible assets	4,622	(1,013)	3,609
All other expense	182,493	(50,066)	132,427
Total noninterest expense	904,120	(238,535)	665,585
Loss before income taxes	(49,011)	(50,085)	(99,096)
Benefit for income taxes	(36,967)	(19,283)	(56,250)
Loss from continuing operations	(12,044)	(30,802)	(42,846)
Income from discontinued operations, net of tax	883	-	883
Net loss	$(11,161)	$(30,802)	$(41,963)
Loss per common share from continuing operations	$(0.08)		$(0.29)
Earnings per common share from discontinued operations, net of tax	.01		.01
Loss per common share	$(0.07)		$(0.28)
Diluted loss per common share from continuing operations	$(0.08)		$(0.29)
Diluted earnings per common share from discontinued operations,
net of tax	.01		.01
Diluted loss per common share	$(0.07)		$(0.28)
Weighted average common shares	148,898		148,898
Diluted average common shares	148,898		148,898

See Endnotes.

FIRST HORIZON NATIONAL CORPORATION
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF CONDITION

	June 30, 2008
	First Horizon	Reversal of			Pro Forma
	National	Divestiture	Pro Forma		Financial
	Corporation	Accounts (b)	Adjustments		Statement
(Dollars in thousands)/(Unaudited)
Assets:
Cash and due from banks	$838,376	$-	$(24,606)	(c)	$986,030
		-	172,260	(d)
Federal funds sold and securities		-
purchased under agreements to resell	1,166,982	-	-		1,166,982
Total cash and cash equivalents	2,005,358	-	147,654		2,153,012
Interest-bearing deposits with other financial institutions	39,829	-	-		39,829
Trading securities	1,473,815	89,239	(92,482)	(c)	1,470,572
Trading securities-divestiture	89,239	(89,239)	-		-
Loans held for sale	2,554,030	-	-		2,554,030
Securities available for sale	2,896,688	-	-		2,896,688
Securities held to maturity	240	-	-		240
Loans, net of unearned income	22,225,232	-	-		22,225,232
Less: Allowance for loan losses	575,149	-	-		575,149
Total net loans	21,650,083	-	-		21,650,083
Mortgage servicing rights, net	903,634	235,761	(233,162)	(c)	906,233
Mortgage servicing rights-divestiture	235,761	(235,761)	-		-
Goodwill	192,408	-	-		192,408
Other intangible assets, net	48,615	-	-		48,615
Capital markets receivables	994,571	-	-		994,571
Premises and equipment, net	344,410	31,994	(29,691)	(c)	346,713
Real estate acquired by foreclosure	141,857	-	-		141,857
Other assets	1,908,795	38,634	(59,361)	(c)	1,890,004
			1,936	(f)
Other assets-divestiture	70,628	(70,628)	-		-
Total assets	$35,549,961	$-	$(265,106)		$35,284,855

Liabilities and shareholders' equity:
Deposits:
Savings	$4,041,352	$-	$-		$4,041,352
Time deposits	2,468,521	-	-		2,468,521
Other interest-bearing deposits	1,880,678	-	-		1,880,678
Certificates of deposit $100,000 and more	1,953,432	-	-		1,953,432
Interest-bearing	10,343,983	-	-		10,343,983
Noninterest-bearing	4,453,332	296,632	(231,971)	(c)	4,517,993
Noninterest-bearing-divestiture	296,632	(296,632)	-		-
Total deposits	15,093,947	-	(231,971)		14,861,976
Federal funds purchased and securities
sold under agreements to repurchase	2,620,014	-	-		2,620,014
Trading liabilities	464,225	-	-		464,225
Commercial paper and other short-term borrowings	5,998,810	-	-		5,998,810
Term borrowings	5,783,407	-	-		5,783,407
Other collateralized borrowings	767,010	-	-		767,010
Total long-term debt	6,550,417	-	-		6,550,417
Capital markets payables	868,883		-		868,883
Other liabilities	959,476	1,466	(25,946)	(c)	942,253
			(9,043)	(e)
			16,300	(f)
Other liabilities-divestiture	1,466	(1,466)	-		-
Total liabilities	32,557,238	-	(250,660)		32,306,578
Preferred stock of subsidiary	295,277	-	-		295,277
Shareholders' equity
Preferred stock - no par value (5,000,000 shares authorized, but unissued)	-	-	-		-
Common stock	122,345	-	-		122,345
Capital surplus	980,428	-	-		980,428
Undivided profits	1,646,272	-	(14,446)	(g)	1,631,826
Accumulated other comprehensive (loss)/income, net	(51,599)	-	-		(51,599)
Total shareholders' equity	2,697,446	-	(14,446)		2,683,000
Total liabilities and shareholders' equity	$35,549,961	$-	$(265,106)		$35,284,855

First Horizon National Corporation
Endnotes to the Pro Forma Financial Statements

(a)	Represents the carve out of origination activities and servicing platform sold to MetLife, the associated subservicing agreement, and the sale of servicing rights related to first lien mortgage loans.
The associated unpaid principal balance was approximately $20 billion as of June 30, 2008.

(b)	Divestiture account balances as of June 30, 2008 were based on the best estimates of assets and liabilities expected to be transferred. Amounts are reversed to the original accounts so that the pro forma adjustments will reflect the actual assets and liabilities being transferred as if the transaction occurred on June 30, 2008.

(c)	Adjustment reflects the assets and liabilities being transferred to MetLife as if the transaction occurred on June 30, 2008.

(d)	Reflects cash that would have been received for net assets transferred to MetLife as if the transaction occurred on June 30, 2008.

(e)	Reflects the net tax effect of the transaction, determined using the statutory rate, as if the sale occurred on June 30, 2008.

(f)	Reflects assets and liabilities recognized related to the transaction.

(g)	Represents the loss on sale, net of related tax effect determined at the statutory rate, that would have been recognized had the sale occurred on June 30, 2008.